Commitments and Contingencies	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
NuMiner Machine Purchase Agreement
In November 2021, the Company paid a $10.0 million refundable deposit to NuMiner Global, Inc. (“NuMiner”) and in February 2022, entered into an agreement with NuMiner to purchase 60,000 units of new NM440 Machines (the “NuMiner Agreement”) for the purpose of mining digital assets. In June 2022, the NuMiner Agreement was terminated and the Company requested the $10.0 million deposit be refunded. During the three and nine months ended September 30, 2022, the Company recorded a $10.0 million provision for losses on the deposit for mining equipment due to collectability issues with NuMiner.
Master Services Agreements
On June 3, 2022, the Company entered into a Master Services Agreement with Compute North LLC (the “Compute North MSA”) for, the colocation, management and other services of certain of the Company’s mining equipment for an initial term of five years. After the initial term, the agreement renews for successive one-month periods unless one party notifies the other in writing at least 30 days prior to the conclusion of the monthly period. For each order under the Compute North MSA, the monthly service fee is payable based on the actual hashrate performance of the equipment per miner type per location as a percentage of the anticipated monthly hashrate per miner type, estimated to be $0.6 million per month. As of September 30, 2022, the Company has two orders outstanding on the Compute North MSA and has made deposits, in the aggregate, of $1.2 million to Compute North for the last two months of monthly service fees for each of the outstanding orders. During the three and nine months ended September 30, 2022, the Company incurred no costs under the Compute North MSA pending the establishment of the Company’s mining equipment at the facility.
On August 19, 2021, Gryphon entered into a Master Services Agreement with the Company (the “Gryphon MSA”). To provide greater certainty as to the term of the Gryphon MSA, on December 29, 2021, the Company and Gryphon entered into Amendment No. 1 to the Gryphon MSA (the “Gryphon MSA Amendment”) to extend the initial term of the Gryphon MSA to four years, or to five years in the event the Company does not receive delivery of a specified minimum number of digital mining machines during 2022. Subject to written notice from the Company and an opportunity by Gryphon to cure for a period of up to 180 days, the Company shall be entitled to terminate the Gryphon MSA in the event of: (i) Gryphon’s failure to perform the services under the Gryphon MSA in a professional and workmanlike manner in accordance with generally recognized digital mining industry standards for similar services, or (ii) Gryphon’s gross negligence, fraud or willful misconduct in connection with performing the services. Gryphon shall be entitled to specific performance or termination for cause in the event of a breach by the Company, subject to written notice and an opportunity to cure for a period of up to 180 days. As consideration for the Gryphon MSA, Gryphon shall receive the equivalent of 22.5% of the net operating profit, as defined in the Gryphon MSA, of all of the Company’s blockchain and digital currency related operations as a management fee. In addition, any costs Gryphon incurs on the Company's behalf are to be reimbursed to Gryphon as defined in the Gryphon MSA. The Company incurred costs under this agreement of $337,000 and $1.1 million during the three and nine months ended September 30, 2022, respectively.
Digital Mining Hosting Sub-License
On October 5, 2021, the Company entered into a Sub-License and Delegation Agreement (“Hosting Sub-Lease”) by and between Gryphon and the Company, which assigned to the Company certain Master Services Agreement, dated as of September 12, 2021 (the “Core Scientific MSA”), by and between Core Scientific, Inc. (“Core Scientific”), and Gryphon and Master Services Agreement Order #2 (“Order 2”). On December 29, 2021, the Company and Gryphon entered into Amendment No. 1 to the Sub-Lease Agreement (the “Sub-Lease Amendment”) to provide Gryphon the right to recapture the usage of up to 50% of the hosting capacity to be managed by Core Scientific if the Merger Agreement is terminated prior to consummation of the merger. The agreement allows for approximately 230 MW of net carbon neutral digital mining hosting capacity to be managed by Core Scientific as hosting partner. The agreement features the installation of digital asset miners at Core Scientific's net carbon neutral blockchain data centers over the course of 11 months. As part of the agreement, Core Scientific will provide digital mining fleet management and monitoring solution, Minder™, data analytics, alerting, monitoring, and miner management services. As of September 30, 2022, the Company has paid $35.1 million to Gryphon for Order 2. The remaining commitment of $16.3 million is pending ongoing negotiations with Gryphon and Core Scientific as a result of the modified BitFuFu machine purchase agreement. The Company incurred costs under this agreement of $217,000 and $440,000 during the three and nine months ended September 30, 2022, respectively.
The Hosting Sub-Lease shall automatically terminate upon the termination of the Core Scientific MSA and/or Order 2 in accordance with their respective terms. In addition, upon any termination of the Gryphon Merger Agreement by Sphere 3D, Gryphon shall have the right, in its sole discretion, to terminate this Core Scientific MSA in its entirety (including the Hosting Sub-Lease) upon not less than 180 calendar days’ written notice to Sphere 3D.
BitFuFu Machine Purchase Agreement
In July 2021, the Company entered into an agreement with FuFu Technology Limited (the “BitFuFu Agreement”), subsequently amended in September 2021, for the purchase of digital mining hardware and other equipment to the Company. In October 2021, the BitFuFu Agreement was assigned to Ethereal Tech PTE. The Company has committed to purchase 60,000 machines for an aggregate value of $305.7 million through December 2022. As of September 30, 2022, the Company has made payments of $107.0 million for the BitFuFu Agreement for purchase of machines which began delivery in January 2022 and continues through the remainder of 2022. The payments are not refundable, save as otherwise mutually agreed by the parties.
Majestic Dragon Financial Services
In July 2021, the Company retained Majestic Dragon Financial Services Ltd. (“Majestic Dragon”), to provide consulting and advisory services to the Company commencing on the closing of the Hertford Agreement, dated as of July 31, 2021, for a term ending on the date on which Majestic Dragon and its affiliates or any funds managed by Majestic Dragon cease to own, directly or indirectly, any equity interests of the Company (the “Majestic Dragon Advisory Agreement”). The Company will pay Majestic Dragon (i) 3.0% of the Hertford Agreement transaction, paid in common shares, which amount shall be paid concurrently with any payment made to Hertford for the placement of the assets to the Company from Hertford pursuant to the terms of the Hertford Agreement, and (ii) 100 Bitcoin per year for a period of two years, payable from the first coin mined in the corresponding year. In January 2022, the Company mined its first Bitcoin and recorded expense of $3.5 million for the 100 Bitcoin liability to Majestic Dragon. As of September 30, 2022, the Company has recorded a fair value adjustment reducing the liability by $1.5 million, which is included in general and administrative expense. As of September 30, 2022, the Company has a liability of $2.0 million which is payable in Bitcoin and included in accrued liabilities.
Greenwich Lease
On July 11, 2022, the Company entered into a lease agreement for administrative offices located in Greenwich, Connecticut (the “Greenwich Lease”) for approximately 4,200 square feet. The Greenwich Lease began July 11, 2022, has a term of 12 months, without a renewal option, and a monthly payment of approximately $19,000. The Company will also pay a pro rata share of utilities. The Company has elected the short-term lease exception for the accounting of this lease.
Waxahachie Lease
In January 2022, the Company entered into a lease agreement for administrative offices and research facilities located in Waxahachie, Texas (the “Waxahachie Lease”) for approximately 3,600 square feet. The Waxahachie Lease occupancy will begin upon completion of certain tenant improvements, which are included in the Waxahachie Lease for up to $147,000, and has a term of five years. Occupancy was established in the fourth quarter of 2022. The Company will also pay a pro rata share of operating costs, insurance costs, utilities and real property taxes.
Letters of credit
During the ordinary course of business, the Company provides standby letters of credit to third parties as required for certain transactions initiated by the Company. As of September 30, 2022, the Company had one outstanding standby letter of credit to be used for the bond necessary for the Company to receive mining machines.
Extended Warranty
The Company had $17,000 and $56,000 in deferred costs included in other current and non-current assets related to deferred service revenue at September 30, 2022 and December 31, 2021, respectively. Changes in the liability for deferred revenue associated with extended warranties and service contracts were as follows (in thousands):

Deferred Revenue
Liability at January 1, 2022	$214
Revenue recognized during the period	(156)
Change in liability for warranties issued during the period	95
Liability at September 30, 2022	$153
Current liability	90
Non-current liability	63
Liability at September 30, 2022	$153
Litigation
The Company is, from time to time, subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such pending proceedings will not have a material effect on the Company’s results of operations, financial position or cash flows.